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                                                                Exhibit 10.43



  List of Contents of Exhibits and Schedules to the Guaranty National Insurance
                        Company Stock Purchase Agreement



      Exhibits                                     Description
      --------                                     -----------

Exhibit A                                 RIC (Landmark) Quota Share Reinsurance
                                          Agreement

Exhibit B                                 RIC (Landmark) Administrative Services
                                          Agreement

Exhibit C                                 Assumption of Liabilities Agreement



      Schedules                                    Description
      ---------                                    -----------

Seller Disclosure Schedules

Schedule 1.1(a)                           Seller Persons with Knowledge

Schedule 3.3                              Non-Contravention

Schedule 3.9                              Governmental Approvals

Schedule 3.11                             Tax

Schedule 3.12                             Governmental Proceedings or
                                          Investigations

Schedule 3.13                             Litigation

Schedule 3.14(a)                          Statutory Deposits

Schedule 3.14(b)                          Company Bank Accounts and Safe Deposit
                                          Boxes

Schedule 3.15(a)                          Material Agreement

Schedule 3.15(b)                          Exceptions to Material Agreements

Schedule 3.17(c)(i)                       Surplus Lines Eligibility States

Schedule 3.17(c)(ii)                      Suspension or Termination of Surplus
                                          Lines Eligibility

Schedule 3.18                             Reinsurance Ceded

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Schedule 3.19                             Exceptions to Absence of Certain
                                          Changes

Schedule 3.20                             Intercompany Accounts
                                          Purchaser Disclosure Schedules

Schedule 1.1(b)                           Purchaser Persons with Knowledge

Schedule 4.4                              Governmental Approvals

Schedule 4.5                              Litigation

Schedule 4.6(a)                           Non-Contravention